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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):

                                October 21, 1996
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                             DYNATECH CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


      0-7438                                                                                 04-2258582
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(Commission File Number)                                                       (IRS Employer Identification No.)


3 New England Executive Park, Burlington, MA                                                        018031
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(Address of principal executive offices)                                                          (Zip Code)


                                 (508) 272-6100
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

        On October 21, 1996, Unex Corporation ("Unex"), a wholly-owned subsidiary of Dynatech Corporation ("Dynatech"), sold substantially all of its assets to GN Great Nordic as ("GN") and its wholly-owned subsidiary GN Netcom/Unex Inc. ("GN Unex") pursuant to an Asset Purchase Agreement dated as of October 21, 1996 (the "Asset Purchase Agreement"). Dynatech received cash consideration of $25,700,000. The terms of the Asset Purchase Agreement were determined on the basis of arms'-length negotiations. Prior to the execution of the Asset Purchase Agreement, neither Dynatech nor any of its affiliates had any material relationship with GN or its stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)      Financial statements:  None

        (b)      Pro forma financial information:  None

        (c)      Exhibits:

        2. Asset Purchase Agreement dated as of October 21, 1996 between GN Great Nordic as and GN Netcom/Unex Inc. and Dynatech Corporation and Unex Corporation.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 4, 1996                   DYNATECH CORPORATION



                                           By: /s/ Robert W. Woodbury,Jr.
                                              ---------------------------
                                                Robert W. Woodbury, Jr.
                                                Corporate Controller